Exceptional items	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Analysis of income and expense [abstract]
Exceptional items	Exceptional items

	For the three months ended June 30,		For the six months ended June 30,
	2026	2025	2026	2025
	€m	€m	€m	€m
Business transformation program (1)	2.3	10.2	6.1	21.2
Organizational streamlining program (2)	8.8	1.7	14.4	7.8
Supply chain network optimization (3)	1.8	1.9	2.1	1.9
Settlement of legacy matters	0.1	1.1	0.3	1.1
Total exceptional items	13.0	14.9	22.9	32.0

We do not consider these exceptional items to be indicative of our ongoing operating performance, allowing investors and management to assess operating performance on a consistent basis.

(1)    Business transformation program

In 2020, the Company launched a multi-year, enterprise-wide transformation and optimization program. The program aims to transform data, processes and systems to enable better decision making and analytical capability, building a platform and organization to support future growth and provide better value for shareholders. The program includes the implementation of a new ERP system in some countries.
In February 2026, management realigned the program to focus on data and process transformation. There are currently no plans to roll out the new ERP system to more countries. The realignment includes activities that will extend into 2028.
Expenses incurred to date consist of restructuring, severance and transformational project costs, including business technology transformation initiative costs and related professional fees.

(2)    Organizational streamlining program

The Company is executing an enterprise-wide restructuring program relating to non-factory operations that began in 2025. The program aims to significantly reduce operational expenses through an optimization of the organizational structure. Expenses consist primarily of severance costs. The program is expected to be completed in 2026.

(3)    Supply chain network optimization

In the second quarter 2025, the Company initiated a supply chain network optimization program which aims to enhance operational efficiency. The program is expected to incur restructuring costs, including accelerated depreciation of assets and severance costs. Under this program in the second quarter 2026, the Company announced to its employees that it intends to close its production facility in Switzerland by the end of December 2026. Expenses incurred in 2026 consist primarily of the recognition of restructuring provisions.

In the same period in 2025, the Company announced the closure of its operations at a factory in Sweden, which closed in 2026. As a result, the useful lives of certain fixed assets were reassessed and incremental depreciation of €1.4 million was recognized in cost of sales. Expenses incurred in 2025 consist primarily of the recognition of restructuring provisions.

The program is expected to run until 2027.

Tax impact of exceptional items
The tax impact of the exceptional items for the three months ended June 30, 2026 amounted to a credit of €3.2 million (2025: €3.3 million) and €5.6 million for the six months ended June 30, 2026 (2025: €7.4 million ).
Cash flow impact of exceptional items
Included in the Condensed Consolidated Interim Statements of Cash Flows for the six months ended June 30, 2026 is €23.9 million (2025: €30.8 million) of cash outflows relating to exceptional items. This includes cash flows related to the above items in addition to the cash impact of the settlement of provisions brought forward from previous accounting periods.

Disclosure of changes in accounting estimates [text block]		1.4 million